Exhibit 10.36

SECOND AMENDMENT TO SECURED CREDIT AGREEMENT

SECOND AMENDMENT TO SECURED CREDIT AGREEMENT dated as of October 27, 2021 (this “Amendment”), between AiPharma Global Holdings LLC, a Delaware limited liability company (“DE Topco”), AIPHARMA HOLDINGS LIMITED, a company formed under the laws of the British Virgin Islands (“BVI Holdco”) and AIPHARMA ASIA LIMITED, a company formed under the laws of Hong Kong (“HK Opco” and together with DE Topco and BVI Holdco, individually and collectively, the “Borrower”) and Aditxt, Inc., a Delaware corporation (the “Lender”).

RECITALS

A. Lender made a loan to Borrower pursuant to a Secured Credit Agreement, dated as of August 27, 2021 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Lender and Borrower desire to amend the Credit Agreement on the terms set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.	Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment) without definition shall have the respective meanings assigned thereto in the Credit Agreement.

2.	Additional Borrowings. Section 2.01(b) of the Credit Agreement is hereby amended and supplemented add a new clause (v) as follows:

(v) Funding to Third Party. Subject to Lender’s compliance with its internal wire verification process (which may include “know your customer”, anti-money laundering protocols, and other legal compliance protocols), Lender may, but shall not be required to, fund Additional Borrowings directly to third-parties, if so requested by Borrower.

3.	Borrowing Request. Exhibit A to the Credit Agreement is hereby amended and restated in the form of Exhibit A hereto.

4.	Miscellaneous Provisions. The provisions of Article VIII of the Credit Agreement are incorporated herein by this reference mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AIPHARMA GLOBAL HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Alessandro Gadotti
Name:	Alessandro Gadotti
Title:	Legal Representative / CEO

AIPHARMA HOLDINGS LIMITED, a company formed under the laws of the British Virgin Islands

By:	/s/ Alessandro Gadotti
Name:	Alessandro Gadotti
Title:	Legal Representative / CEO

AIPHARMA ASIA LIMITED, a company formed under the laws of Hong Kong

By:	/s Alessandro Gadotti
Name:	Alessandro Gadotti
Title:	Legal Representative / CEO

ADITXT, INC., a Delaware corporation

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	CEO

[Exhibit A]

BORROWING REQUEST

To: Thomas J. Farley, via email at XXXXXXXXXXX
cc: Thomas Eaton via email at XXXXXXXXXXXXX
cc: XXXXXXXXXXXXX

Reference is made to the Secured Credit Agreement, dated as of August 27, 2021 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), by and between AIPHARMA GLOBAL HOLDINGS INC., a Delaware corporation, AIPHARMA HOLDINGS LIMITED, a company formed under the laws of the British Virgin Islands and AIPHARMA ASIA LIMITED, a company formed under the laws of Hong Kong (individually and collectively, “Borrower”) and ADITXT, INC., a Delaware corporation (“Lender”) Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

1.	Borrower hereby requests an Additional Borrowing in the amount of $____________________ pursuant to the following wire transfer instructions:

Beneficiary name: XXXXXXXXXXXXXXXXX
Address: XXXXXXXXXXXXXXXXXXXXXX
Account Number: XXXXXXXXXXXXX
Routing Number: XXXXXXXXXXXXX
Bank name: XXXXXXXXXXXXXXXX
Bank Address: XXXXXXXXXXXXXXX
Bank Swiftcode: XXXXXXXXXXXXXX
Bank Phone No.: XXXXXXXXXXXXXX

2.	Borrower hereby requests an Additional Borrowing in the amount of $____________________ to be funded to _____________________ pursuant to the following wire transfer instructions, and acknowledges that such Additional Borrower may instead be funded to Borrower’s wire instructions above. Borrower hereby acknowledges that, each of the delivery of this Borrowing Request and the acceptance by Borrower of the proceeds of the Additional Borrowing requested hereby constitute a representation and warranty by the Borrower that, on the date of such additional Borrowing, both immediately before and after giving effect to the proceeds therefrom, the statements contained in Article III of the Credit Agreement are true and correct in all material respects. Borrower further acknowledges that Lender may condition payment to any third party directed by Borrower upon receipt by Lender of certain representations, warranties and acknowledgements by such third party with respect to such payments and that Lender in its sole and absolute discretion may reject the funding under this funding request to a third party:

Beneficiary name:
Address:
Account Number:
Routing Number:
Bank name:
Bank Address:
Bank Swiftcode:
Bank Phone No.:

3.	The undersigned certifies, on behalf of Borrower and not in his or her individual capacity, that the Interim Period has not expired pursuant to the terms of the Combination LOI.

[Signature Follows]

IN WITNESS WHEREOF, this Closing Certificate is executed by the undersigned as of ___________________________, 2021.

Alessandro Gadotti, authorized representative of Borrower